UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2019, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned -4.31% and Investor Class returned -4.46% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of -2.16%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 5.16% for the Institutional Class and 4.90% for the Investor Class compared to the Index’s average annual total return of 4.75%. As of March 31, 2019, the Fund had net assets of $176.1 million.

Performance Review

Heightened geopolitical tensions and concerns of a broader slowdown in global economic growth pressured equity markets in the fourth quarter of 2018. Signs of a broad slowdown in global economic growth appeared, likely resulting from global trade tensions, a decelerating Chinese economy and lingering concerns over the UK’s future relationship with the European Union. In the face of some weakening global growth data, the US Federal Reserve (“Fed”) signaled it will be patient with any future interest rate hikes in 2019. Additional commentary from some Fed officials regarding a more flexible approach to inflation also appeared to allay market concerns about further tightening measures. The Fed may allow inflation to run above the target temporarily so that annualized inflation averages 2% over time, rather than tightening liquidity. These recent statements from Fed officials suggest that this more dovish stance may continue. While there was some progress made on the US-China trade negotiations in early 2019, the underlying tension from competition in key industries like technology makes a longer-term resolution uncertain. The trade dispute may have dampened business investment in recent months. The fading benefits of the US corporate tax cut plus rising wage costs in several industries are likely reducing US profit margins. The weakness in the global economy was most pronounced in the manufacturing and export sectors. Strong performance from the Eurozone’s service providers offset some of the ongoing lackluster conditions in the manufacturing sector. The European Central Bank has indicated that it will not raise interest rates until at least next year as a result of the fading global growth outlook. In the UK, a strong labor market has bolstered the economy despite weak consumer confidence and business investment due to Brexit uncertainty. The UK Parliament, overall, has indicated that it prefers a softer Brexit, but remains gridlocked on implementation.

Economic growth in China slowed considerably over the course of 2018, with China’s imports rising 3% from a year earlier in November, well below market expectations of 14.5% and following 21.4% growth in October. Additionally, growth in the money supply has decelerated following the crackdown on the country’s shadow banking sector. Chinese authorities confirmed that further monetary and fiscal stimulus measures will be enacted in 2019 to support the economy. Similar to China, India’s central bank is pursuing an accommodative monetary policy. Furthermore, heading into the 2019 general elections, the Indian government is providing fiscal stimulus through support for farmers and infrastructure spending, despite a sizable fiscal deficit. The best performing markets in our investable universe included Brazil, Indonesia, the Philippines, Hungary, and Hong Kong. The biggest laggards included Pakistan, Mexico, Austria, Norway, and Germany. The best performing sectors in the Index were real estate, utilities, and consumer staples, while energy, industrials, and consumer discretionary were the worst performing Index sectors.

Fund holdings in the energy, banks, insurance, telecommunication services, and food beverage & tobacco industry groups detracted most from the Fund’s performance relative to the Index. Holdings in the pharmaceuticals & biotechnology, software & services, consumer durables & apparel, materials, and media & entertainment industry

2	Causeway International Opportunities Fund

groups offset some of the underperformance. The biggest detractor from absolute return was oil & natural gas producer, Encana (Canada). Other notable detractors included power & automation technology company, ABB Ltd. (Switzerland), diversified chemicals manufacturer, BASF SE (Germany), telecommunication services provider, KDDI Corp. (Japan), and banking & financial services company, UniCredit S.p.A. (Italy). The largest contributor to absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Additional top contributors included apparel manufacturer, Gildan Activewear (Canada), pharmaceutical & consumer healthcare products producer, Novartis AG (Switzerland), pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland), and industrial gas company, Linde Plc (Germany).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included full sales of rail operator, Canadian Pacific Railway (Canada), pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), alcoholic beverage distributor, Diageo Plc (United Kingdom), as well as a reduced exposure to luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland) and cruise ship operator, Carnival Plc (United Kingdom). Significant purchases included increased exposure to Takeda Pharmaceutical Co., Ltd. (Japan), robotics manufacturer, FANUC Corp. (Japan), mail, express & logistics services provider, Deutsche Post AG (Germany), as well as new purchases of integrated oil & gas company, Total (France) and bank, CIBC (Canada).

The Fund’s weights relative to the Index in the software & services, capital goods, and banks industry groups increased the most relative to the beginning of the period, while relative weights in the retailing, media & entertainment, and pharmaceuticals & biotechnology industry groups were the greatest decreases. As of March 31, 2019, the three largest industry group exposures from an absolute perspective for the Fund were to the banks, materials, and energy industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to France, Japan, and Brazil. The most significantly reduced relative country weights included Switzerland, Canada, and the United Kingdom.

Allocation Model Update

A proprietary quantitative allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and our allocation is underweight relative to the Index. Our valuation factor is currently negative. Our quality metrics, which include such measures as profit margins and return on equity, are neutral for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets. Our earnings growth factor is negative for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is neutral.

Causeway International Opportunities Fund	3

Investment Outlook

With abundant liquidity underpinning the demand for investable assets, long duration equities responded favorably to the dovish policy indications from the Fed. Investors appear indifferent to valuation, focusing instead on growth and the promise of earnings and cash flow further into the future. Money remains cheap, facilitating more public and private sector financial leverage. As investors are willing to pay sizable valuation multiples for growth, developed market companies that must restructure operationally to expand earnings are having a tough time attracting investor interest. In the developed markets portfolio of the Fund, we are most interested in undervalued stocks, often in cyclical industries, with managements committed to streamlining operations. We prefer companies that reward shareholders with generous dividend payments and/or share buybacks. We believe that efforts to boost profitability through cost savings and revenue enhancements should position these companies well in times of leaner global growth. We recognize style investing is cyclical and believe the value characteristics currently embedded in the Fund should prove effective if growth companies do not meet lofty market expectations.

In the emerging markets portion of the Fund, our technical (momentum) factor has continued to lag this year after underperforming in 2018. We acknowledge that momentum’s performance can be volatile and the current environment may be particularly challenging for this factor. In the late stages of a market and economic cycle characterized by uncertain Fed policy, US-China trade tensions, and Brexit-related issues, trends may be fleeting and overwhelmed by investors’ desires to harvest short-term profits. This has presented a difficult environment for the momentum factor. We are researching momentum’s recent underperformance to determine whether this phenomenon is cyclical, structural, or attributable to natural volatility. However, we continue to believe that adding momentum to a value-based strategy can help minimize value traps and enhance the Fund’s risk-adjusted return profile over the long-term.

We thank you for your continued confidence in Causeway International Opportunities Fund.

March 31, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

4	Causeway International Opportunities Fund

Arjun Jayaraman	MacDuff Kuhnert	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing the Fund to earn less income.

Causeway International Opportunities Fund	5

March 31, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class	-8.12%	6.93%	1.44%	5.16%
Investor Class	-8.37%	6.69%	1.18%	4.90%
MSCI ACWI ex US (Gross)	-3.74%	8.61%	3.05%	4.75%

*	Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2020. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2019 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund currently imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. The redemption fee is expected to be removed, effective October 1, 2019. For more information, please see the prospectus.

The MSCI ACWI ex US (Gross) Index is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 46 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

COMMON STOCK

Brazil — 1.7%

Banco do Brasil SA1	56,500	$700

Gerdau S.A. ADR	86,700	336

JBS SA	119,300	492

Lojas Renner S.A.	16,100	179

PPLA Participations Ltd.[1]	1,633	1

Qualicorp Consultoria e Corretora de Seguros S.A.	30,100	121

Smiles Fidelidade SA	19,100	231

Suzano Papel e Celulose SA	33,700	398

Vale SA, Class B ADR	43,088	563

		3,021

Canada — 5.5%

Canadian Imperial Bank of Commerce	13,535	1,070

Encana Corp.	441,687	3,199

Gildan Activewear Inc.	65,219	2,345

Manulife Financial Corp.	177,252	2,998

		9,612

China — 8.0%

Agile Property Holdings Ltd.	102,000	165

Alibaba Group Holding Ltd. ADR[1]	6,793	1,239

Anhui Conch Cement Co. Ltd., Class H	115,677	707

Bank of China Ltd., Class H	2,111,000	957

China Communications Construction Co. Ltd., Class H	354,000	366

China Construction Bank Corp., Class H	1,642,741	1,409

China Everbright International Ltd.	99,000	101

China Lumena New Materials Corp.[1,2,3]	196,000	—

China Mobile Ltd.	92,000	937

China Mobile Ltd. ADR	2,176	111

China Petroleum & Chemical Corp., Class H	874,000	689

China Railway Construction Corp. Ltd., Class H	225,000	295

China Railway Group Ltd., Class H	303,000	276

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

China — (continued)

CNOOC Ltd.	191,000	$358

Daqo New Energy Corp. ADR[1]	2,504	83

Dongfeng Motor Group Co. Ltd., Class H	148,000	148

Fosun International Ltd.	174,000	295

Guangzhou Automobile Group Co. Ltd., Class H	132,000	156

Guangzhou R&F Properties Co. Ltd., Class H	242,800	525

Kweichow Moutai Co. Ltd., Class A	1,800	229

KWG Property Holding Ltd.	152,000	183

Lenovo Group Ltd.	414,000	372

Maanshan Iron & Steel Co. Ltd., Class H	210,000	103

Nine Dragons Paper Holdings Ltd.	86,000	82

Ping An Insurance Group Co. of China Ltd., Class H	38,000	425

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	54,300	118

Shimao Property Holdings Ltd.	147,000	460

Sinopharm Group Co. Ltd., Class H	60,000	250

Tencent Holdings Ltd.	50,569	2,326

Xinyi Glass Holdings Ltd.	104,000	119

YY Inc. ADR[1]	3,487	293

Zhejiang Expressway Co. Ltd., Class H	258,000	296

		14,073

Czech Republic — 0.1%

CEZ AS	6,204	146

France — 3.7%

BNP Paribas SA	59,300	2,834

Carrefour S.A.	20,638	386

Danone S.A.	8,124	626

Ingenico Group S.A.	6,760	482

Total SA	38,395	2,133

		6,461

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Germany — 8.5%

BASF SE	61,108	$4,492

Deutsche Post AG	84,114	2,736

Linde PLC	26,972	4,720

SAP SE	25,573	2,955

		14,903

India — 3.0%

Adani Ports & Special Economic Zone Ltd.	23,886	130

Biocon Ltd.	25,019	221

Dishman Carbogen Amcis Ltd.[1]	23,265	70

HCL Technologies Ltd.	27,853	437

HEG Ltd.	3,963	120

Hindalco Industries Ltd.	169,329	502

Hindustan Petroleum Corp. Ltd.	40,724	167

Hindustan Unilever Ltd.	18,102	446

ICICI Bank Ltd. ADR	6,981	80

Indian Oil Corp. Ltd.	111,203	261

Jubilant Foodworks Ltd.	10,853	226

Larsen & Toubro Ltd.	18,172	363

Mahindra & Mahindra Ltd.	9,537	93

Oil & Natural Gas Corp. Ltd.	108,892	251

REC Ltd.	111,653	246

Reliance Capital Ltd.	18,848	56

Reliance Infrastructure Ltd.	38,393	76

Tata Consultancy Services Ltd.	27,282	789

Tata Motors Ltd. ADR[1]	44	—

Tata Steel Ltd.	38,914	293

Titan Co. Ltd.	16,003	264

UPL Ltd.	7,691	107

Vedanta Ltd.	58,010	154

		5,352

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Indonesia — 0.0%

Indofood Sukses Makmur Tbk PT	208,500	$93

Ireland — 0.2%

Ryanair Holdings PLC ADR[1]	4,116	308

Italy — 2.8%

UniCredit SpA	381,891	4,896

Japan — 11.5%

East Japan Railway Co.	32,500	3,132

Fanuc Corp.	15,300	2,606

Japan Airlines Co. Ltd.	49,700	1,748

KDDI Corp.	131,400	2,828

Sompo Holdings Inc.	62,700	2,318

Sumitomo Mitsui Financial Group Inc.	53,500	1,871

Takeda Pharmaceutical Co. Ltd.	139,500	5,691

		20,194

Malaysia — 0.3%

AirAsia Group Bhd	323,400	211

CIMB Group Holdings Bhd	38,200	48

Malayan Banking Bhd	51,714	117

Tenaga Nasional Bhd	30,300	94

		470

Mexico — 0.2%

Alfa SAB de CV, Class A	152,900	162

Arca Continental SAB de CV	8,600	48

Gruma SAB de CV, Class B	5,720	59

Grupo Financiero Banorte SAB de CV, Class O	28,400	154

		423

Netherlands — 2.8%

Akzo Nobel NV	40,230	3,565

ING Groep NV	114,239	1,382

		4,947

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Peru — 0.4%

Credicorp Ltd.	2,840	$681

Poland — 0.2%

PGE Polska Grupa Energetyczna SA1	50,602	131

Polski Koncern Naftowy Orlen SA	3,150	80

Powszechny Zaklad Ubezpieczen SA	5,852	62

		273

Qatar — 0.1%

Industries Qatar QSC	1,878	64

Qatar National Bank QPSC	2,619	130

		194

Russia — 1.4%

Gazprom PJSC ADR	171,268	773

Lukoil PJSC ADR	12,002	1,076

Mobile Telesystems ADR	22,630	171

Sberbank of Russia ADR	38,851	515

		2,535

South Africa — 0.4%

Absa Group Ltd.	28,425	300

Barloworld Ltd.	18,945	167

Exxaro Resources Ltd.	11,811	134

FirstRand Ltd.	10,560	46

Mediclinic International PLC	7,073	28

Redefine Properties Ltd.[4]	135,614	91

		766

South Korea — 3.6%

Daelim Industrial Co. Ltd.	1,334	113

Fila Korea Ltd.	4,294	295

Hana Financial Group Inc.	12,477	400

Hanwha Corp.	4,778	128

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

South Korea — (continued)

Hyosung Corp.	2,633	$175

Hyundai Marine & Fire Insurance Co. Ltd.	3,681	123

KB Financial Group Inc.	14,260	526

Kia Motors Corp.	9,058	282

Korean Air Lines Co. Ltd.	5,349	150

LG Corp.	5,227	357

LG Electronics Inc.	3,011	199

Meritz Fire & Marine Insurance Co. Ltd.	2,242	48

POSCO	3,475	775

Samsung Electronics Co. Ltd.	37,115	1,460

SK Hynix Inc.	8,838	578

SK Innovation Co. Ltd.	158	25

SK Telecom Co. Ltd.	1,989	441

Woori Financial Group Inc.	15,650	189

		6,264

Spain — 0.7%

CaixaBank SA	419,497	1,310

Switzerland — 7.2%

ABB Ltd.	231,672	4,353

Aryzta AG1	436,021	597

Cie Financiere Richemont SA	15,321	1,116

Givaudan SA	361	922

Novartis AG	33,140	3,188

Roche Holding AG	9,303	2,563

		12,739

Taiwan — 2.9%

Accton Technology Corp.	59,000	238

Arcadyan Technology Corp.	40,000	121

Catcher Technology Co. Ltd.	9,000	69

Compal Electronics Inc.	194,000	121

Compeq Manufacturing Co. Ltd.	75,000	58

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Taiwan — (continued)

Coretronic Corp.	45,800	$72

CTBC Financial Holding Co. Ltd.	179,000	119

Delta Electronics Inc.	88,000	454

FLEXium Interconnect Inc.	25,732	78

Formosa Chemicals & Fibre Corp.	20,000	73

Fubon Financial Holding Co. Ltd.	84,000	125

HON HAI Precision Industry Co. Ltd.	151,292	361

Inventec Corp.	237,000	180

Lite-On Technology Corp.	111,896	163

Pegatron Corp.	107,000	185

Powertech Technology Inc.	145,000	343

Radiant Opto-Electronics Corp.	55,000	176

Taiwan Cement Corp.	229,000	306

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	24,590	1,007

TCI Co. Ltd.	30,000	411

WPG Holdings Ltd.	106,080	138

Yageo Corp.	13,358	140

Yuanta Financial Holding Co. Ltd.	378,000	215

		5,153

Thailand — 0.9%

Charoen Pokphand Foods PCL	283,400	228

Kiatnakin Bank PCL	71,900	157

Krung Thai Bank PCL	188,200	114

PTT PCL	255,200	386

Sansiri PCL	2,140,200	88

Thai Oil PCL	43,100	94

Thanachart Capital	152,900	263

Tisco Financial Group PCL	64,800	180

		1,510

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Turkey — 0.3%

Haci Omer Sabanci Holding AS	69,459	$98

Tekfen Holding AS	87,289	353

Turkcell Iletisim Hizmetleri AS	52,294	113

		564

United Arab Emirates — 0.1%

DAMAC Properties Dubai Co. PJSC	154,028	57

Dubai Islamic Bank PJSC	93,558	125

		182

United Kingdom — 26.7%

AstraZeneca PLC	41,738	3,335

Aviva PLC	462,555	2,484

Balfour Beatty PLC	394,110	1,345

Barclays PLC	1,881,355	3,790

BP PLC	513,341	3,734

British American Tobacco PLC	120,750	5,023

Carnival PLC	25,218	1,237

Cobham PLC[1]	1,448,836	2,081

Johnson Matthey PLC	29,395	1,203

Lloyds Banking Group PLC	1,977,801	1,601

Micro Focus International PLC	100,298	2,608

Prudential PLC	227,596	4,558

RELX PLC	37,982	812

Rolls-Royce Group PLC[1]	279,231	3,285

Royal Dutch Shell PLC, Class B	127,922	4,046

SSE PLC	209,877	3,245

Vodafone Group PLC	1,451,021	2,642

		47,029

Total Common Stock

(Cost $174,711) — 93.2%		164,099

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

PREFERRED STOCK

Germany — 2.9%

Volkswagen AG‡	32,987	$5,192

Total Preferred Stock

(Cost $4,868) — 2.9%		5,192

PREFERENCE STOCK

Brazil — 0.6%

Braskem SA‡	3,700	48

Cia Brasileira de Distribuicao[1]‡	10,600	246

Cia Paranaense de Energia‡	11,500	107

Itausa - Investimentos Itau SA‡	221,315	676

		1,077

South Korea — 0.1%

LG Chemical Ltd.‡	900	165

Total Preference Stock

(Cost $1,326) — 0.7%		1,242

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 2.340%**	4,934,028	4,934

Total Short-Term Investment

(Cost $4,934) — 2.8%		4,934

Total Investments — 99.6%

(Cost $185,839)		175,467

Other Assets in Excess of Liabilities — 0.4%		644

Net Assets — 100.0%		$176,111

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2019.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of March 31, 2019 was $– and represented 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000) (continued)

March 31, 2019 (Unaudited)

3

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of March 31, 2019 was $– and represented 0.0% of net assets.

4	Real Estate Investment Trust.
ADR	American Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2019:

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Brazil	$3,021	$—	$—		$3,021
Canada	9,612	—	—		9,612
China	14,073	—	—	^	14,073
Czech Republic	146	—	—		146
France	6,461	—	—		6,461
Germany	14,903	—	—		14,903
India	5,352	—	—		5,352
Indonesia	93	—	—		93
Ireland	308	—	—		308
Italy	4,896	—	—		4,896
Japan	20,194	—	—		20,194
Malaysia	470	—	—		470
Mexico	423	—	—		423
Netherlands	4,947	—	—		4,947
Peru	681	—	—		681
Poland	273	—	—		273
Qatar	—	194	—		194
Russia	2,535	—	—		2,535
South Africa	766	—	—		766
South Korea	6,264	—	—		6,264
Spain	1,310	—	—		1,310
Switzerland	12,739	—	—		12,739
Taiwan	5,153	—	—		5,153
Thailand	—	1,510	—		1,510
Turkey	564	—	—		564
United Arab Emirates	—	182	—		182
United Kingdom	47,029	—	—		47,029

Total Common Stock	162,213	1,886	—		164,099

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2019 (Unaudited)

Investments in Securities	Level 1	Level 2†	Level 3††	Total
Preferred Stock	$5,192	$—	$—	$5,192

Preference Stock
Brazil	1,077	—	—	1,077
South Korea	165	—	—	165

Total Preference Stock	1,242	—	—	1,242

Short-Term Investment	4,934	—	—	4,934

Total Investments in Securities	$173,581	$1,886	$—	$175,467

†

Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading, and/or due to “Foreign Line” securities using “Local Line” prices, or due to markets being closed. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. At March 31, 2019, securities with a value of $146, which represented 0.1% of the net assets of the Fund, transferred from Level 2 to Level 1 since the prior fiscal year end, primarily due to market closures that triggered the fair valuation of certain securities at the beginning of the fiscal year and did not trigger fair valuation at the end of the period.

††

At March 31, 2019, securities with a value of $138, which represented 0.1% of the net assets of the Fund, transferred from Level 3 to Level 1, primarily due to the securities being fair valued at the prior fiscal year end, but not at the end of the period. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

At March 31, 2019, there were no transfers into Level 3 investments in securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

SECTOR DIVERSIFICATION

As of March 31, 2019, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	22.4%	0.0%	0.5%	22.9%

Industrials	15.2	0.0	0.0	15.2

Energy	12.4	0.0	0.0	12.4

Health Care	8.8	0.0	0.0	8.8

Materials	8.2	0.0	0.1	8.3

Information Technology	7.8	0.0	0.0	7.8

Consumer Discretionary	4.7	2.9	0.0	7.6

Communication Services	5.7	0.0	0.0	5.7

Consumer Staples	5.0	0.0	0.0	5.0

Utilities	2.1	0.0	0.1	2.2

Real Estate	0.9	0.0	0.0	0.9

Total	93.2	2.9	0.7	96.8

Short-Term Investment				2.8

Other Assets in Excess of Liabilities				0.4

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/19
ASSETS:
Investments at Value (Cost $185,839)	$175,467
Cash	6
Foreign Currency (Cost $65)	65
Receivable for Dividends	825
Receivable for Tax Reclaims	477
Receivable for Investment Securities Sold	183
Receivable for Fund Shares Sold	122
Prepaid Expenses	21

Total Assets	177,166

LIABILITIES:
Payable for Fund Shares Redeemed	600
Payable for Investment Securities Purchased	218
Payable Due to Adviser	120
Accrued Foreign Capital Gains Tax on Appreciated Securities	16
Payable Due to Administrator	4
Payable for Shareholder Service Fees — Investor Class	2
Payable for Trustees’ Fees	2
Other Accrued Expenses	93

Total Liabilities	1,055

Net Assets	$176,111

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$187,696
Total Distributable Loss	(11,585)

Net Assets	$176,111

Net Asset Value Per Share (based on net assets of $166,395,635 ÷ 13,042,216 shares) — Institutional Class	$12.76

Net Asset Value Per Share (based on net assets of $9,715,071 ÷ 766,584 shares) — Investor Class	$12.67

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/18 to 3/31/19
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $195)	$2,727

Total Investment Income	2,727

EXPENSES:
Investment Advisory Fees	647
Custodian Fees	79
Transfer Agent Fees	32
Professional Fees	26
Administration Fees	23
Registration Fees	17
Printing Fees	13
Shareholder Service Fees — Investor Class	11
Pricing Fees	10
Line of Credit	5
Trustees’ Fees	3
Other Fees	5

Total Expenses	871

Waiver of Investment Advisory Fees	(11)

Total Waiver	(11)

Net Expenses	860

Net Investment Income	1,867

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	445
Net Realized Loss from Foreign Currency Transactions	(14)
Net Change in Unrealized Depreciation on Investments	(11,341)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(4)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(10,923)

Net Decrease in Net Assets Resulting from Operations	$(9,056)

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/18 to 3/31/19 (Unaudited)	10/01/17 to 9/30/18
OPERATIONS:
Net Investment Income	$1,867	$3,544
Net Realized Gain on Investments	445	8,961
Net Realized Loss from Foreign Currency Transactions	(14)	(71)
Net Change in Unrealized Depreciation on Investments	(11,341)	(15,505)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(4)	15
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	(12)

Net Decrease in Net Assets Resulting From Operations	(9,056)	(3,068)

DISTRIBUTIONS:(1)
Institutional Class	(3,951)	(2,079)
Investor Class	(192)	(110)

Total Distributions to Shareholders	(4,143)	(2,189)

Net Increase in Net Assets Derived from Capital Share Transactions(2)	16,449	40,056
Redemption Fees(3)	24	7

Total Increase in Net Assets	3,274	34,806

NET ASSETS:
Beginning of Period	172,837	138,031

End of Period(4)	$176,111	$172,837

(1)

Current presentation of distributions conform with Regulation S-X disclosure simplification. Prior year distributions have been consolidated to conform with Regulation S-X disclosure simplification (See Note 11).

(2)	See Note 7 in the Notes to Financial Statements.
(3)	See Note 2 in the Notes to Financial Statements.
(4)

Includes undistributed net investment income of $3,268, as of September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	21

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2019 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
Institutional
2019(1)	13.71	0.14	(0.77)	(0.63)	(0.29)	(0.03)	(0.32)	—	(2)
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(2)
2017	11.85	0.24	2.36	2.60	(0.45)	—	(0.45)	—	(2)
2016	11.55	0.24	0.25 (3)	0.49	(0.16)	(0.03)	(0.19)	—	(2)
2015	13.61	0.21	(1.78)	(1.57)	—	(0.49)	(0.49)	—	(2)
2014	13.11	0.12	0.58	0.70	(0.13)	(0.07)	(0.20)	—
Investor
2019(1)	13.60	0.13	(0.77)	(0.64)	(0.26)	(0.03)	(0.29)	—	(2)
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(2)
2017	11.77	0.24	2.31	2.55	(0.42)	—	(0.42)	—	(2)
2016	11.47	0.20	0.27 (3)	0.47	(0.14)	(0.03)	(0.17)	—	(2)
2015	13.56	0.20	(1.80)	(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0.55	0.66	(0.10)	(0.07)	(0.17)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)

The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(4)

In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.

(5)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.
(6)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

12.76	(4.31)	166,396	1.05		1.05		2.32		28
13.71	(0.61)	163,508	1.05		1.05		2.17		35
14.00	22.82	130,357	1.05		1.23		1.88		62
11.85	4.27	103,665	1.05		1.10		2.10		63
11.55	(11.83)	115,881	1.02	(4)	1.17		1.64		37	(5)
13.61	5.39	76,848	0.11		0.38		0.88		33

12.67	(4.46)	9,715	1.30		1.30		2.13		28
13.60	(0.85)	9,329	1.27	(6)	1.27	(6)	1.86	(6)	35
13.90	22.54	7,674	1.30		1.44		1.86		62
11.77	4.07	2,616	1.30		1.35		1.72		63
11.47	(12.11)	2,975	1.28	(4)	1.44		1.56		37	(5)
13.56	5.08	1,338	0.36		0.63		0.80		33

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a predetermined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the six months ended March 31, 2019, there were no changes to the Fund’s fair value methodologies.

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Redemption Fee – The Fund currently imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2019, the Institutional Class and Investor Class retained $24,330 and $9 in redemption fees, respectively. The redemption fee is expected to be removed, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2019, the Fund received commission recapture payments of $1,961.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2019, the Adviser waived fees of $11,146. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2019, the Investor Class paid 0.25% annualized of average daily net assets under this plan. (See Statement of Operations – Shareholder Service Fees – Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2019, approximately $394 thousand of the net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2019, for the Fund were as follows (000):

Purchases	Sales
$59,725	$44,810

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2018, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $12,455.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent,

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Total
2018	$2,189	$2,189
2017	3,011	3,011

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,269
Capital Loss Carryforwards	(1,061)
Unrealized Depreciation	(595)
Other Temporary Differences	1

Total Distributable Earnings	$1,614

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$1,061	$—	$1,061

At March 31, 2019, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$185,839	$6,684	$(17,056)	$(10,372)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2019 (Unaudited)		Fiscal Year Ended September 30, 2018
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,743	$34,656	4,096	$58,687
Shares Issued in Reinvestment of Dividends and Distributions	309	3,538	133	1,922
Shares Redeemed	(1,935)	(22,724)	(1,612)	(22,403)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,117	15,470	2,617	38,206

Investor Class
Shares Sold	165	1,991	190	2,649
Shares Issued in Reinvestment of Dividends and Distributions	17	193	8	110
Shares Redeemed	(101)	(1,205)	(64)	(909)

Increase in Shares Outstanding Derived from Investor Class Transactions	81	979	134	1,850

Net Increase in Shares Outstanding from Capital Share Transactions	1,198	$16,449	2,751	$40,056

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

8.	Significant Shareholder Concentration

As of March 31, 2019, four of the Fund’s shareholders of record owned 90% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 20, 2020. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2019, there were no borrowings outstanding made under the line of credit.

11.	Regulatory Matters

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates for registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements, except for the following: The redemption fee is expected to be removed, effective October 1, 2019.

Causeway International Opportunities Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2018 to March 31, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$956.90	1.05%	$5.12

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.70	1.05%	$5.29
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$955.40	1.30%	$5.85

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.90	1.30%	$6.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway International Opportunities Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with the Trust or through your financial intermediary.

CCM-SA-007-0900

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of

1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 7, 2019